DOUGLAS DYNAMICS



INVESTOR PRESENTATION – SEPTEMBER 2023

Bob McCormick – President and Chief Executive Officer

Sarah Lauber – Executive Vice President, Chief Financial Officer

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, product demand, the payment of dividends, and availability of financial resources. These statements are often identified by use of words such as "anticipate," "believe," "intend," "estimate," "expect," "continue," "should," "could," "may," "plan," "project," "predict," "will" and similar expressions and include references to assumptions and relate to our future prospects, developments, and business strategies. Such statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, weather conditions, particularly lack of or reduced levels of snowfall and the timing of such snowfall, including as a result of global climate change, our ability to manage general economic, business and geopolitical conditions, including the impacts of natural disasters, labor strikes, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as the COVID-19 pandemic, our inability to maintain good relationships with our distributors, our inability to maintain good relationships with the original equipment manufacturers with whom we currently do significant business, lack of available or favorable financing options for our end-users, distributors or customers, increases in the price of steel or other materials, including as a result of tariffs, necessary for the production of our products that cannot be passed on to our distributors, increases in the price of fuel or freight, a significant decline in economic conditions, the inability of our suppliers and original equipment manufacturer partners to meet our volume or quality requirements, inaccuracies in our estimates of future demand for our products, our inability to protect or continue to build our intellectual property portfolio, the effects of laws and regulations and their interpretations on our business and financial condition, our inability to develop new products or improve upon existing products in response to end-user needs, losses due to lawsuits arising out of personal injuries associated with our products, factors that could impact the future declaration and payment of dividends or our ability to execute repurchases under our stock repurchase program, our inability to compete effectively against competition, our inability to achieve the projected financial performance with the business of Henderson Enterprises Group, Inc. ("Henderson"), which we acquired in 2014, or with the assets of Dejana Truck & Utility Equipment Company, Inc., which we acquired in 2016, and unexpected costs or liabilities related to such acquisitions or any future acquisitions, as well as those discussed in the section entitled "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2022 and any subsequent Form 10-Q filings.

You should not place undue reliance on these forward-looking statements. In addition, the forward-looking statements in this release speak only as of the date hereof and we undertake no obligation, except as required by law, to update or release any revisions to any forward-looking statement, even if new information becomes available in the future.

TWO MARKET LEADING SEGMENTS

Work Truck Attachments ("WTA")

- Three leading commercial snow and ice control brands
- Track record of innovation and defendable IP
- Superior service and quality driving leading market presence
- Exceptional margin profile
- Growth opportunities in non-truck products

Work Truck Solutions ("WTS")

- Leading provider of customized solutions and upfit services (Class 4-8)
- Strong relationships with truck OEM's including largest bailment pool for Ford
- Leading provider of Municipal snow & ice control solutions
- Broad and diverse customer base
- Unlocking improvement in a custom environment via DDMS

WORK TRUCK INDUSTRY STRUCTURE

Attachments Manufacturer

Fisher, Western, SnowEx, Henderson

Upfitter

Henderson, Dejana Truck and Utility Equipment

Truck OEMs

Ford, Chevrolet, Volvo, Freightliner

Vocational End User

- Landscapers
- Contractors
- Utilities
- Hauling
- Final Mile
- Service
- Delivery

CAPABILITIES ACROSS THE WORK TRUCK MARKET

FISHER SnowEx WESTERN

Class 1 – 3



Light Duty Trucks
Ford F-150
Chevy 2500

DEJANA Truck and Utility Equipment

Class 3 – 6



Medium Duty
Ford F-450
Chevy Topkick

Henderson

Class 7 – 8



Heavy Duty
Freightliner
International

LONG-TERM GROWTH STRATEGY

WORK TRUCK SOLUTIONS

Near-Term → Long-Term

Margin Improvement
Custom Up-fit DDMS
Best Cost Structure

Organic Growth
Market Leadership
Solution Offerings

Revenue Synergies
Partner with WTA Vertical Integration

Geographic Expansion
Branch Expansion
Pool Grant Opportunity

Acquisition
Market Leaders
Pool Designations

WTS: POSITIONING FOR LONG-TERM PROFITABLE GROWTH


DEJANA®
Truck and Utility Equipment
Henderson®

- Significant backlog entering 2023
- Maintaining upfit volume with fewer facilities
- Expanding DDMS implementation
- Self-help initiatives: Cost reductions, sourcing, product redesign
- Longer term focus on reducing chassis dependency
- Exploring Vertical Integration e.g. Dynapro

In reference to the current UAW strike: *As of September 18th, 2023, we do not believe the UAW strike will materially impact our ability to operate in 2023.* ***Work Truck Solutions -*** We do not believe there will be a material impact in 2023 due to chassis already in the pipeline and available at our facilities. ***Work Truck Attachments –*** We believe the impact should be minimal in 2023 as our products are sold through distribution and due to trucks that are already in the pipeline.

WORK TRUCK ATTACHMENTS

LONG-TERM GROWTH STRATEGY

Near-Term → Long-Term

Cash Flow
Protect earnings power

Organic Growth
Evolving demand creating opportunities

Margin Improvement
DDMS: consistently driving improved profitability

Vertical Integration
Leverage operations / Engineering expertise

Acquisition
Market leaders
Complex attachments

WTA: DISRUPTION CREATING DEMAND OUTSIDE "SNOWBELT"


BC
AB
SK
MB
ON
QC
NL
PE
NB
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
VT
MA
CT
RI
NJ
DE
MD
DC
Traditional Markets
Expansion markets


WINTER WEATHER
ADVISORY
USE EXTREME CAUTION
Atlanta
CITY LIMIT



WTA: SHIFTING SOCIETAL EXPECTATIONS CREATING OPPORTUNITIES

Increased focus on safety

- Pressure for higher levels of service due to safety concerns and increasingly litigious society

Environment and regulations

- State legislation driving change
- Increasing use of liquids to pre-treat
- Preventative snow and ice management

Customer demand for services

- 24 / 7 / 365 access ***now required***
- Changing expectations and increasing impatience
- People willing to pay for priority
- Driving demand for equipment




SnowEx

WTA: EXPANDING SNOW & ICE CONTROL METHODS


WESTERN
WESTERN


WESTERN
STORM BOXX

WTA: PRODUCT EXPANSION OPPORTUNITIES



Key Criteria

- Highly engineered
- Complex manufacturing
- Hydraulics
- Intricate electrical
- Intellectual property
- Regulatory barriers
- Mission critical performance
- Complex certification
- Professional user
- Decreased price sensitivity

Increasing Complexity



Low barrier to entry

- No upfitter needed
- Minimal complexity
- End user installation
- Lack intellectual property

DOUGLAS DYNAMICS

FINANCIAL OVERVIEW

RESILIENT BUSINESS MODEL


Great Recession
50-year snowfall low
5-year snowfall low
Consecutive years below 10-year average snowfall
Revenue ($ in millions)
Revenue
Snowfall Inches
$600
$500
$400
$300
$200
$100
$0
$140 $180 $174 $177 $209 $140 $194 $304 $400 $416 $475 $524 $571 $480 $541 $616
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Adjusted EBITDA¹ ($ in millions)
Adj. EBITDA
Snowfall Inches
$120
$100
$80
$60
$40
$20
$0
$33 $48 $45 $47 $52 $30 $45 $88 $97 $91 $91 $96 $108 $75 $80 $87
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Free Cash Flow² ($ in millions)
Free Cash Flow
FCF Conversion %
$80
$60
$40
$20
$0
$20 $17 $13 $45 $14 $29 $48 $46 $60 $58 $48 $66 $39 $49 $28
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Company filings
1: Non-GAAP metric is reconciled to nearest GAAP metric within the Company's 10-K as filed with the SEC as dated a 2/21/23
2: Free Cash Flow defined as cash from operating activities less capital expenditures and Free Cash Flow Conversion is defined as Free Cash Flow / cash from operating activities

Q2 2023 FINANCIALS

- Net Sales increased 10.5% to a record $207.3 million
- Gross Profit improved 19.8% to $61.4 million
- Net Income increased 35.2% to $24.0 million, or $1.01 of Diluted EPS
- Adjusted EBITDA increased 26.9% to $43.3 million
- Attachments produced record revenue and 30% EBITDA margin

2023 guidance*

	Low	High
Sales	$620M	$650M
Adj EBITDA	$85M	$100M
Adj EPS	$1.55	$2.00
Tax Rate	24%	25%

*Guidance assumes average snowfall for the fourth quarter 2023 and no significant changes to economic conditions or the supply of components and chassis.
2023 annual guidance was last given on July 31st, 2023, and has not been confirmed or updated since that time.

MAINTAINED LONG-TERM FINANCIAL TARGETS

WORK TRUCK ATTACHMENTS	WORK TRUCK SOLUTIONS
Sales growth – low to mid-single digits	Sales growth – mid to high-single digits
EBITDA % profile – mid to high 20's	EBITDA % Profile – low teens

Expanding Vertical Integration

Disciplined Acquisition Strategy

2025 Targeted Adjusted EPS of $3.00 +

Assumptions: average snowfall, consistent chassis delivery, stable economy, no transformative acquisitions

LONG-TERM FREE CASH FLOW SUPPORTS GROWTH STRATEGY

Average Over Past Five Years[2]:

FCF: ~$46 Million

FCF as a % of Adjusted Net Income: ~110%[3]

CapEx: ~2% of Sales

Strong Balance Sheet

Growing Free Cash Flow

Support Growth Plans

Free Cash Flow (FCF)[1] ($ in millions)


$80
$70
$60
$50
$40
$30
$20
$10
$0
$48
$66
$39
$49
$28
$46
5-year Avg.
2018
2019
2020
2021
2022

1 Free Cash Flow defined as cash from operating activities less capital expenditures and Free Cash Flow Conversion is defined as Free Cash Flow / cash from operating activities
2: Reflects 5 year average from 2018 through 2022
3: Non-GAAP metric is reconciled to nearest GAAP metric within the Company's 10-K as filed with the SEC

DISCIPLINED, CONSISTENT CAPITAL ALLOCATION STRATEGY

Maintain & Grow Dividend

- Dividend Yield = ~ 4%
- Sustainable & Growing Dividend
- 15 Dividend Increases in 13 Years

Organic Growth

- Continue Organic Investments
- Vertical Integration & New Product Introductions

Strong Balance Sheet

- Target Leverage Ratio Of 1.5X - 3.0X
- 80% of Variable Interest Risk Mitigated with Swap
- Financial Flexibility

Disciplined Acquisitions

- Capital Structure Creates Liquidity to Pursue Strategic Assets

Return Cash to Shareholders

- Initiated $50M Share Buyback in Spring 2022

ROADMAP TO LONG-TERM VALUE CREATION

Drive organic growth through diversification

Innovation and diversification to further strengthen market position

Execute effectively

Delivering margin improvements via DDMS and evolving talent strategy

Deliver long-term shareholder value

Committed to goal of $3.00 EPS in 2025 and sustainable dividend growth


FISHER

DOUGLAS DYNAMICS

INVESTOR PRESENTATION – SEPTEMBER 2023

Bob McCormick – President and Chief Executive Officer

Sarah Lauber – Executive Vice President, Chief Financial Officer